positioned

for opportunity

M T S  S Y S T E M S  C O R P O R A T I O N

ORDERS

BACKLOG

$500M

400

300

200

100

0

$250M

200

150

100

0

REVENUE

NET INCOME

$500M

400

300

200

100

0

$50M

40

30

20

10

0

DILUTED EPS

RETURN ON INVESTED
CAPITAL

$3.00

2.25

1.50

.75

0

25%

20

15

10

5

0

DEBT

CASH(1)

$40M

30

20

10

0

$200M

150

100

50

0

(1)Cash, cash equivalents and short-term investments.

financial highlights

2008

2009

(Expressed in thousands, except per share and percent data)

Revenue

$  460,515

$  408,881

Net income

$    49,191

$    17,394(2)

Earnings per share, diluted

$        2.80

$        1.03(2)

Cash provided by operating activities

$    30,174

$    43,838

Return on sales

10.7%

4.3%

Return on invested capital

22.3%

7.9%

Dividends per share

$        0.60

$        0.60

Weighted average shares outstanding, diluted

17,544

16,831

Orders

$  485,274

$  340,839

Backlog of orders at year-end

$  234,710

$  167,726

(2)Includes severance impact of $8.0M in net income & $0.48 earnings per share.

geographic revenue

2008

2009

SENSORS

Americas

27%

29%

Europe

50%

49%

Asia

23%

22%

TEST

Americas

39%

36%

Europe

29%

28%

Asia

32%

36%

positioned

MTS: 43 years strong. Where we’ve been and where we are

makes us feel more confident about where we’re going.

Our expertise, commitment to customers, and favorable

geographic and market presence position us well to

capture the opportunities ahead.

for opportunity

MTS technology and services help researchers, engineers and manufacturers design and develop higher-quality products faster and at a lower cost.

Our solutions are integral to industries ranging from aerospace engineering and clean energy to industrial manufacturing, mobile hydraulics, biomedical device development, and civil engineering.

A global focus on energy-efficiency and the
environment has created new opportunity in
rail, wind and geothermal technology.

to our shareholders

Before we gladly bid farewell to 2009, I want to write a brief chapter on this period of MTS’ history because its importance will be felt for years to come.

It was a difficult year, one of our most challenging.

Our purpose, People Committed to Building Confidence in Product Performance, has not changed. Our intent, to secure the next 40 years, has not changed. Our pursuit to be a great company has not changed.

As we move forward, our goal is not to return to the past. Rather, we must chart the next 10 years, delivering exceptional performance in the eyes of our customers, employees and shareholders. Strong strategy execution got us here and is the key to our future success.

We start this next era in a better position for having experienced and successfully managed through the worst economic decline in decades. Our stated goal was to exit the year stronger than we went in. We feel this is exactly what we did by aggressively realigning our business, appropriately resizing our company, and quickly making difficult choices, all while keeping a strong focus on our customers.

In Sensors, we continued our work to improve product performance, maintain competitive pricing and, working with our customers, develop new applications that improve the performance of their products. In Test, we quickly responded to the drop in the automotive industry, established flexible market development teams and reduced our cost base while making MTS easier to work with in the future. Across MTS, we are leveraging our expertise in legacy markets to drive growth in emerging areas such as renewable energy and China, where we see the greatest near-term growth potential.

Visit www.MTS.com/AR09/CEO.HTML
to watch brief videos of CEO
Laura B. Hamilton discussing MTS.

We experienced a 29.8% drop in orders, but with our strong backlog entering the year, our revenue decline was limited to 11.2%. Together with tough decisions to reduce our workforce, dramatically curtail spending, and more tightly manage our assets, we remained profitable with positive cash flow while confidently maintaining our dividend. We worked to make good choices that appropriately balanced short-term and long-term needs.

Despite the difficulties we faced, our customers, shareholders and employees stuck with us throughout 2009, which we take as a very positive sign. This was especially true for our people. The uncertainty, change and layoffs were stressful. MTS employees pulled together and focused on what could be done at a time when it would have been easy to do otherwise. They deserve the credit for our accomplishments in 2009.

China continues to be a bright spot in the
world economy, and we have made the
necessary investments in both Sensors and
Test to participate in their rapid expansion.

a new reality for our customers

It is a new day. Our customers are adjusting to the new economic reality while also addressing the macro-trends of energy, the environment and globalization. They are under extreme pressure to perform, which creates both new challenges and opportunities for us all.

Our markets have reset well below historical levels. Our customers are making less money, and in response they are driving cost reduction, eliminating non-value-added work and being more selective in their investments. They are also experiencing increased competition. Everyone is going after a bigger piece of a smaller pie.

While this creates challenges for MTS, it also creates opportunity. In response to increased competition, our customers are pushing their organizations to develop fresher products, faster. They are increasingly turning to technology to differentiate — creating higher-performing, more energy-efficient, and “greener” offerings.

positioned for opportunity

So what does the future look like for MTS? The economic picture is mixed and has yet to fully play out. It will take time for the U.S., Europe, Japan, Korea and other regions to work through the many structural issues that still exist. At the same time, successful companies are moving forward to address the challenges and capture the opportunities. While the timing for meaningful economic growth remains unclear, we are confident that MTS is positioned to capitalize on the opportunities ahead.

In Sensors, we will not let up on our pursuit for increased performance while reducing cost. Together with our applications support, we have enabled machine builders around the world in steel, plastics, and energy production to improve the efficiency of their machines and reduce the total cost of ownership for their customers. In Test, our applications expertise and real-life simulation capabilities are helping build confidence for our customers as they change materials to make greener engines that burn at higher temperatures, and as they change designs to make safer structures while removing weight.

We are excited about the opportunities to work with our customers on new applications in Sensors’ industrial and mobile hydraulics markets, and to address challenges like cost, energy and the environment. In Test, we continue to see opportunity to partner with our customers in product leadership and lifecycle management, where we can build confidence in product performance faster and more effectively. And, in both businesses, we see broad opportunity in China – whether in infrastructure investment like steel and rail, or in capability-building like automotive and plastic machine manufacturing. Across MTS, we are well positioned to help our customers successfully move forward.

We are proud of what we accomplished in 2009.
We are pleased with our strong position today.
We are prepared to make the most of 2010 and beyond.

Laura B. Hamilton
Chair and Chief Executive Officer

MTS solutions enable more

precise and repeatable

testing in extreme operating

environments, equipping our

customers to meet the demand

for energy-efficient products.

INDUSTRIES

» Aerospace

» Biomedical

» Clean energy

» Ground vehicles

» Geomechanical, civil and seismic engineering

» Rail

MTS ADVANTAGES

» Application knowledge

» Technology leadership

» Comprehensive offerings

» Worldwide service and consultation

» Standard and custom solutions

test

Test professionals rely on MTS expertise and technology to optimize their designs, improve productivity and enhance time-to-market performance. Our integrated solutions are globally recognized for enabling the efficient characterization of materials, components, subsystems and full-scale prototypes.

The comprehensive MTS offering of testing hardware, software and global support includes both standard tools and custom solutions, which are used worldwide by customers ranging from suppliers and researchers to large manufacturers.

$400M

$400M

300

300

200

200

100

100

0

0

ORDERS

REVENUE

$ millions

$ millions

$40M

30

20

10

0

12%

9

6

3

0

INCOME FROM

INCOME FROM

OPERATIONS

OPERATIONS

$ millions

$ millions

what our customers are saying

“We are now able to evaluate prototypes much earlier and launch better products sooner. Our partnership with MTS was instrumental in making this possible.”

Eric Rubie
President
Stealth Companies

“MTS technology allows us to uncover and resolve unknown items of quality function development (QFD) during the preparation stage, reducing our vehicle testing time by at least one month.”

Yoichi Sakai
Head Representative for System
Experimental Development
Nissan Motor Co., Ltd.

“MTS has been a dependable partner from the very beginning, always going the extra mile to ensure we receive the equipment and support required.”

Lamia Salah (pictured on left)
Manager
Wichita State University National Institute
for Aviation Research (NIAR)

New MTS triple-redundant

sensor technology simplifies

programming and virtually

eliminates recalibration for our

customers in applications such

as hydroturbine manufacturing,

automated welding and more.

INDUSTRIES

» Fluid power

» Fuel storage

» Medical products

» Metals

» Mobile equipment

» Plastics

» Wind and clean energy

» Wood processing

MTS ADVANTAGES

» Exclusive technologies in magnetostriction sensing

» Unrivaled application expertise

» Worldwide service and consultation

sensors

Highly precise and durable MTS position

and velocity sensors help fixed and mobile

equipment manufacturers automate their

machine functions. Leveraging exclusive

magnetostrictive technology, our sensors

allow customers to achieve high levels of

manufacturing speed, safety and efficiency.

$100M

75

50

25

0

ORDERS
$ millions

$100M

75

50

25

0

REVENUE
$ millions

$20M

15

10

5

0

INCOME FROM
OPERATIONS
$ millions

20%

15

10

5

0

INCOME FROM
OPERATIONS
as percent of revenue

what our customers are saying

“After having integrated sensors from
MTS, the profitability of our machines
has grown by 30 percent on average.
The sensor is actually the most
economic component of the machine.”

Oliver Hoffman
Managing Director
Hoffmann Sondermaschinenbau

“Our customers are demanding
machines with repeatability,
accuracy and minimum downtime.
Since we switched to MTS EtherCAT
transducers, our FMI machines have
improved in each of these three
areas. FMI has full confidence in the
MTS product and will continue to
use it on future machines.”

Ken Carson
Franklin Manufacturing

corporate information

Board of Directors

Laura B. Hamilton
Chair and
Chief Executive Officer
MTS Systems Corporation

David J. Anderson
Retired
Former Executive Director
and Co-Vice President
Sauer-Danfoss Inc.

Jean-Lou Chameau
President
California Institute of Technology

Brendan C. Hegarty
Consultant
Former Chief Executive Officer
NanoMagnetics

Lois M. Martin
Senior Vice President and
Chief Financial Officer
Capella Education Company

Barb J. Samardzich
Vice President
Powertrain Engineering
Ford Motor Company

Gail P. Steinel
President and Owner
Executive Advisors

Notice of Annual Meeting

The annual meeting of shareholders will be held at 3:00 p.m. (Central Standard Time) on Wednesday, February 10, 2010, at the Company’s headquarters in Eden Prairie, Minnesota. Shareholders who cannot attend the meeting are urged to exercise their right to vote by proxy via the mail, phone or internet.

Common Stock

MTS’ common stock publicly trades on the NASDAQ Global Select MarketSM under the symbol MTSC.

Executive Management

Laura B. Hamilton
Chair and
Chief Executive Officer

Joachim Hellwig
Vice President
Sensors

Susan E. Knight
Vice President
Chief Financial Officer

Alfred Richter
Senior Vice President
Test

Kathleen M. Staby
Vice President
Human Resources and Strategy

Corporate Officers

Bruce W. Mooty
Corporate Secretary
Shareholder, Gray Plant Mooty
Mooty & Bennett, PA

Michael J. Hoff
Assistant Corporate Secretary

Investor Relations

Susan E. Knight
Chief Financial Officer
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4005
Email: sue.knight@mts.com

Stock Transfer

Wells Fargo Shareowner Services
Phone: 800.401.1957
www.shareowneronline.com

Dividend Reinvestment Plan

Shareholders may invest MTS dividends and purchase additional shares of MTS stock. Shareholders may obtain further details by calling Wells Fargo Shareowner Services at 800-468-9716.

Trademarks

MTS and MTS logo are registered
trademarks of MTS Systems Corporation.

Corporate Headquarters

MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4000
info@mts.com
www.mts.com

North American Subsidiaries

MTS Testing Systems (Canada) Ltd.

European Subsidiaries

MTS Automotive Sensors GmbH
MTS Holdings France, SARL
MTS Sensor Technologie und
    Verwaltungs - GmbH
MTS Sensor Technologie
    GmbH and Co. KG
MTS Systems SAS
MTS Systems GmbH
MTS Systems Ltd.
MTS Systems Norden AB
MTS Systems srl
MTS System Switzerland GmbH

Asian Subsidiaries

MTS (Japan) Ltd.
MTS Korea, Inc.
MTS Sensors Technology K.K.
MTS Systems (China), Inc.
MTS Systems (Hong Kong), Inc.
MTS Systems (China) Co., Ltd.

Visit www.mts.com/AR09/CEO.html to
watch a brief video of CEO Laura B. Hamilton
discussing MTS and its opportunities.

100-221-000 PRINTED IN THE U.S.A. 1209
©2009 MTS SYSTEMS CORPORATION